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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      |X|

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      HEALTHCARE INTEGRATED SERVICES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:


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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


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     2)   Form, Schedule or Registration Statement No.:


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     3)   Filing Party:


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     4)   Date Filed:


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                      HEALTHCARE INTEGRATED SERVICES, INC.
                         SHREWSBURY EXECUTIVE CENTER II
                                1040 BROAD STREET
                          SHREWSBURY, NEW JERSEY 07702

                             ----------------------

  SUPPLEMENT TO THE PROXY STATEMENT FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of HealthCare Integrated Services, Inc.:

HealthCare Integrated Services, Inc. (the "Company") is furnishing this Supplement to its Proxy Statement, dated November 29, 1999 (the "Proxy Statement"), in connection with the 1999 Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Friday, December 17, 1999, at the offices of the Company, Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702, at 10:00 a.m., local time. The approximate date on which this Supplement to the Proxy Statement and the enclosed proxy card are first being sent to the stockholders of the Company is December 8, 1999. This Supplement is intended to be read in conjunction with the Proxy Statement, which remains in effect in all respects, except to the extent modified hereby.

One of the proposals to be presented at the Meeting is the approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company's outstanding common stock. The Proxy Statement currently contemplates stockholder approval of an exchange ratio range in which the reverse stock split may be effected of one new share of common stock in exchange for between two and eight shares of outstanding common stock. This Supplement hereby amends such exchange ratio range by increasing the range to between two and ten as opposed to two and eight. This amendment is necessary in light of the current stock price of the common stock. The closing sales price of the common stock on Monday, December 6, 1999, was $0.59375. Based on the 11,356,974 shares of common stock outstanding as of October 20, 1999 (the record date for the Meeting), a 1:10 reverse stock split would represent an approximate percentage reduction in the outstanding shares of common stock of 90% and the approximate number of shares of common stock that would be outstanding as a result of such a stock split would be 1,135,697. (As stated in the Proxy Statement, a 1:8 reverse stock split would represent an approximate percentage reduction in the outstanding shares of common stock of 87% and the approximate number of shares of common stock that would be outstanding as a result of such a stock split would be 1,419,622. A 1:9 reverse stock split would represent an approximate percentage reduction in the outstanding shares of common stock of 89% and the approximate number of shares of common stock that would be outstanding as a result of such a stock split would be 1,261,886). The specific exchange ratio of any reverse stock split will be determined by the Board of Directors following stockholder approval of the reverse stock split.

We have enclosed an additional proxy for your convenience. If you have not yet exercised your right to give voting instructions or if you wish to approve the reverse stock split proposal as so amended or otherwise change your voting instructions, please complete, date and sign the enclosed proxy and return it in the return stamped envelope provided. As stated in the Proxy Statement, a stockholder may revoke the authority granted by his execution of a proxy at any time before the effective exercise of such proxy by delivering a duly executed proxy bearing a later date or by filing a written revocation thereof with the Assistant Secretary of the Company at its executive offices. Executed proxies and written revocations of previously delivered proxies also can be delivered to the Company via facsimile to the Assistant Secretary at (732) 544-8262. Presence at the Meeting does not of itself revoke the proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the Meeting at any time prior to the voting of the proxy. ANY PROXY DELIVERED BEARING A DATE PRIOR TO THE DATE HEREOF WILL BE DEEMED TO PROVIDE VOTING INSTRUCTIONS WITH RESPECT TO THE ORIGINAL REVERSE STOCK SPLIT PROPOSAL PRESENTED IN THE PROXY STATEMENT. ANY PROXY DELIVERED BEARING THE DATE HEREOF OR ANY DATE AFTER THE DATE HEREOF WILL BE DEEMED TO PROVIDE VOTING INSTRUCTIONS WITH RESPECT TO THE REVERSE STOCK SPLIT PROPOSAL AS AMENDED HEREBY. IF YOU WISH TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL AS AMENDED HEREBY OR OTHERWISE CHANGE YOUR VOTING INSTRUCTIONS, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE RETURN STAMPED ENVELOPE PROVIDED. Approval of the amended reverse stock split proposal will require the affirmative vote, in person or by proxies bearing the date hereof or any date after the date hereof, of (1) the holders of a majority of the outstanding shares of Common Stock and Series D Stock, voting together, plus (2) the holders of a majority of the outstanding shares of Series D Stock, voting separately. The original reverse stock split proposal will be deemed approved by the stockholders if the Company receives proxies bearing a date prior to the date hereof of (1) holders of a majority of the outstanding shares of Common Stock and Series D Stock plus (2) holders of a majority of the outstanding shares of Series D Stock, in each case voting in favor of the reverse stock split proposal UNLESS the Company receives proxies bearing the date hereof or any date after the date hereof (together with ballots of any stockholder voting in person at the meeting) of (1) holders of a majority of the outstanding shares of Common Stock and Series D Stock plus (2) holders of a majority of the outstanding shares of Series D Stock, in each case voting in favor of the reverse stock split proposal.

                               By Order of the Board of Directors,
                               ELLIOTT H. VERNON
                               Chairman of the Board and Chief Executive Officer

December 8, 1999
Shrewsbury, New Jersey

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                                      PROXY
                      THIS PROXY IS SOLICITED ON BEHALF OF
         THE BOARD OF DIRECTORS OF HEALTHCARE INTEGRATED SERVICES, INC.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated November 29, 1999, and the supplement to the proxy statement dated December 8, 1999, and does hereby appoint Elliott H. Vernon and Scott P. McGrory, or either of them, with full power of substitution, as proxy or proxies of the undersigned to represent the undersigned and to vote all shares of voting securities of HealthCare Integrated Services, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (EDT) on December 17, 1999 at the offices of the Company, Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702, and at any adjournment(s) or postponement(s) thereof, hereby revoking all proxies heretofore given with respect to such stock:

  1. APPROVAL OF REVERSE STOCK SPLIT.
        [ ]  FOR          [ ] AGAINST          [ ] ABSTAIN
  2. ELECTION OF DIRECTORS:

     FOR ALL NOMINEES LISTED BELOW  [ ]         WITHHOLD AUTHORITY  [ ]
     (EXCEPT AS MARKED TO THE CONTRARY BELOW)   TO VOTE FOR NOMINEES LISTED
     BELOW

     NOMINEES: SHAWN A. FRIEDKIN, MANMOHAN A. PATEL, JOSEPH J. RAYMOND, MICHAEL
     S. WEISS AND ELLIOTT H. VERNON
     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED.)


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  3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER
     BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                           TO BE SIGNED ON OTHER SIDE
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                             (Continued from front)

           PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY

This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted in favor of the approval of the reverse stock split and the election of the nominees for director named herein.
                                        (SIGNATURE(S))


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                                        DATED:
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                                        Please sign exactly as name(s) appears
                                        hereon, and when signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, give your full title as such.
                                        If the signatory is a corporation, sign
                                        the full corporate name by a duly
                                        authorized officer. When shares are
                                        held by joint tenants, both should
                                        sign.